EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

           The following is a Preliminary Term Sheet. All terms and
                      statements are subject to change.

------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

                            Countrywide Home Loans

------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                $[399,566,519]
                                (Approximate)

------------------------------------------------------------------------------

                    Alternative Loan Trust 2005-31, Group 2

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
------------------------------------------------------------------------------


                               [OBJECT OMITTED]

                               Lead Underwriter

                                June 24, 2005



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                  PRELIMINARY TERM SHEET DATED: June 24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[400,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change


----------------------------------------------------------------------------------------------------------------------------------
                                                   Structure Overview(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                To 10% Optional Termination
----------------------------------------------------------------------------------------------------------------------------------
                                                        WAL      Principal       Pmt    Interest  Pass-Through Rate    Expected
   Class     Approximate               Type            (yrs)      Window        Delay    Accrual                      Ratings (M/S)
               Size ($)                                                        (days)    Basis
  2-A-1       [217,204,000]       Super Senior         2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
  2-A-2        [87,500,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
  2-A-3        [57,303,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   2-M         [10,988,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        Aa2/AA+
  2-B-1         [8,790,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         A2/AA
  2-B-2         [6,393,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        Baa2/A-
  2-B-3         [6,593,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
  2-B-4         [2,797,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
  2-B-5      [1,997,053.58]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
   2-X                NA(3)         Component          2.82    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
  2-M-X               NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
----------------------------------------------------------------------------------------------------------------------------------

   (1) The Structure is preliminary and subject to change
   (2) The pass-through rates on the Class A Certificates, the Class 2-M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.
   (3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
   (4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
   (5) The Class 2-M-X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class 2-M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 2-M-X Certificates.
   (6) The pass-through rate for the Class 2-M-X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class 2-M Certificates and the Class B Certificates.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                Transaction Overview
-------------------------------------------------------------------------------------------------------------------
Offered Certificates:       / /  The Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates (together, the
                                 "Class A Certificates"), the Class X Certificates (together with the Class A
                                 Certificates, the "Senior Certificates"), the Class 2-M Certificates, the Class
                                 2-B-1, Class 2-B-2, (together with the Class 2-B-3, Class 2-B-4 and Class 2-B-5
                                 Certificates which are not offered hereby, the "Class B Certificates") and the
                                 Class 2-M-X Certificates (together with the Class 2-M Certificates and the Class B
                                 Certificates, the "Subordinate Certificates").

Pricing Speed:              / /  25% CPR

Depositor:                  / /  CWALT, Inc.

Master Servicer:            / /  Countrywide Home Loans Servicing, LP

Seller:                     / /  Countrywide Home Loans, Inc.

Trustee:                    / /  The Bank of New York

Cut-off Date:               / /  June 1, 2005

Closing Date:               / /  June 29, 2005

Legal Structure:            / /  REMIC

Optional Call:              / /  10% Cleanup Call

Distribution Dates:         / /  25th of each month, or next business day, commencing July 25, 2005

Accrued Interest:           / /  The price to be paid by investors for the LIBOR certificates will not include accrued interest (flat settle). The price to be paid by investors for the 2-M-X and
                                 2-X certificates will include accrued interest.

Interest Accrual Period:    / /  The interest accrual period with respect to the Class A Certificates will be the period beginning with the prior Distribution Date (or, in the case of the first
                                 Distribution Date, the Closing Date) and ending on the day prior to such
                                 Distribution Date (on an Actual/360 Basis). The interest accrual period for the
                                 Class A-R, Class 2-X, and Class 2-M-X will be the calendar month prior to such
                                 Distribution Date (on a 30/360 Basis).

Registration:               / /  The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form.

Federal Tax Treatment:      / /  It is anticipated that a portion of the Class A Certificates and Subordinate
                                 Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         / /   The Class A Certificates and Class 2-B-1, Class 2-B-2, and Class 2-B-3
                                 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class
                                 2-B-1, Class 2-B-2, and Class 2-B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

Collateral:                / /   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each
-------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 mortgage will adjust based on the Mortgage Index plus the related margin. The
                                 "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve
                                 Statistical Release "Selected Interest Rates (H.15)" ("One-year MTA").
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                            Transaction Overview (Cont.)
-------------------------------------------------------------------------------------------------------------------
Advances:                    / / The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:      / /  On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

CarryoverShortfallAmounts:  / /  The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related Net Mortgage
                                 Interest Rate, together with such amounts relating to any prior Distribution
                                 Dates.

Optional Termination        / /  The terms of the transaction allow for an option to terminate the Offered
                                 Certificates, which may be exercised once the aggregate principal balance of the
                                 Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date (the "Optional Call Date").

Optional Termination        / /  The terms of the transaction allow for an option to terminate the Offered
                                 Certificates, which may be exercised once the aggregate principal balance of the
                                 Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date (the "Optional Call Date").

Class X Certificates and    / /  Solely for purposes of determining distributions of principal and interest and the
Class 2-M-X                      allocation of realized losses on the mortgage loans, each of the Class X and Class 2-M-X
Certificates                     Certificates will be comprised of two components: an interest-only component with the
Components:                      notional balances described above and a principal and interest component (the
                                 "Class XP Component" and the "Class 2-M-XP Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the Class 2-M-X
                                 Certificates, respectively.

Shifting Interest:         / /   Until the Distribution Date occurring in July 2015, the Subordinate
                                 Certificates will be locked out from receipt of unscheduled principal (unless the
                                 Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           / /   The unscheduled principal payment percentages on the Subordinate Certificates are as follows:
                                      Periods: Unscheduled Principal Payments (%)
                                      July 2005 - June 2015 0% Pro Rata Share
                                      July 2015 - June 2016 30% Pro Rata Share
                                      July 2016 - June 2017 40% Pro Rata Share
                                      July 2017 - June 2018 60% Pro Rata Share
                                      July 2018 - June 2019 80% Pro Rata Share
                                      July 2019 and after 100% Pro Rata Share

                           / /   However, if the credit enhancement percentage provided by the Subordinate
                                 Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers
-------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 described in the prospectus supplement), (i) prior to the Distribution Date in July
                                 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments. Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the
                                 Senior Certificates. In the event the current aggregate senior percentage
                                 (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the
                                 Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above. Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Net Mortgage Rate:          / /  The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                / /  The "Net WAC Cap" for the A Certificates and the Subordinate Certificates is
                                 equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall         / /  The LIBOR Certificates will be entitled to the payment of an amount equal to the sum
Amount:                          of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
                                 Certificate Interest Rate for such Class without giving effect to the Net WAC Cap)
                                 (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 2-X
                                 Certificates (after the reduction due to Net Deferred Interest allocable to the
                                 Class 2-X Certificates) and additionally only in the case of the Class 2-A-1, and
                                 Class 2-A-2 Certificates, amounts available from the related Yield Maintenance
                                 Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:          / /  The "Adjusted Cap Rate" for the Class 2-A-1, Class 2-A-2, Class 2-A-3
                                 Certificates and Subordinate Certificates and for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for
                                 such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution
                                 Date. The "Adjusted Cap Rate" for the Class 2-X Certificates and any Distribution
                                 Date shall equal the Certificate Interest Rate for the Class 2-X Certificates,
                                 computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net
                                 Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by
                                 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the
                                 Class 2-X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 2-A-1, Class 2-A-2, Class
                                 2-A-3 and Subordinate Certificates.

Net Deferred Interest:      / /  The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                                 Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period. For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable
                                 Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class 2-X Certificates).

Allocation of Losses:       / /  Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class 2-B-5 Certificates, until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated first to the Class 2-A-3 Certificates until the Certificate Principal
                                 Balance of the Class 2-A-3 Certificates has been reduced to zero, then to the Class
                                 2-A-2 Certificates until the Certificate Principal Balance of the Class 2-A-2
                                 Certificates has been reduced to zero, and then to the Class 2-A-1 Certificates.
-------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------------------
                                                      DESCRIPTION OF THE COLLATERAL*
         ------------------------------------------------------------------------------------------------------------------


         ------------------------------------------------------------------------------------------------------------------
                                        SUMMARY MORTGAGE LOANS STATISTICS, AS OF THE CUTOFF DATE
         ------------------------------------------------------------------------------------------------------------------
                                                     Average / Total               Minimum                    Maximum
         Scheduled Principal Balance                   $400,000,00                 $63,000                  $3,000,000

         Average Scheduled Balance                      $389,924

         Number of Mortgage Loans                         1,026

         Weighted Average GWAC                           1.375%                     1.00%                     6.875%

         Weighted Average FICO                             704                       601                        816

         Weighted Average LTV                              75%                      8.2%                       95.9%

         Weighted Average Original Term                    360                       360                        360

         Weighted Average Remaining Term                   360                       357                        360

         Weighted Average Seasoning                         0                         3                          0

         Weighted Average Gross Margin                   2.8875%                    1.95%                     4.375%

         Weighted Average Minimum Rate                   2.8875%                    1.95%                     4.375%

         Weighted Average Maximum Rate                    9.95%                     9.95%                      9.95%

         Weighted Average Months to Roll                    1                         1                          3

         Weighted Average Neg Am Limit                    115%                      110%                       115%

         Weighted Average Payment Cap                     7.5%                      7.5%                       7.5%

         Weighted Average Recast                        60 months                 60 months                  60 months

         Maturity                                      July 1 2035              April 1 2035                July 1 2035

         1YR MTA Neg Am ARM                               100%

         Not Interest Only                                100%

         Prepay Penalty: 0 Months                          25%
         Prepay Penalty: 12 Months                         75%
         Prepay Penalty: 36 Months                         0%

         ----------------------------------------------------------------------------------------------------------------------


* As stipulated by Countrywide


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

Class 2-A-1 To Optional Call Date

Speed                   10 CPR       15 CPR        20 CPR       25 CPR        30 CPR        40 CPR         50 CPR         60 CPR
WAL                      6.77         4.75          3.59         2.82          2.3           1.62           1.21           0.92
Mod Durn                5.665         4.179        3.255         2.618        2.163          1.555          1.178          0.907
                       Jul05 -       Jul05 -      Jul05 -       Jul05 -      Jul05 -        Jul05 -        Jul05 -        Jul05 -
Principal Window        Oct22         Jan18        Jan15         Jan13        Sep11          Nov09          Oct08          Dec07

LIBOR_1MO                3.19         3.19          3.19         3.19          3.19          3.19           3.19           3.19
MTA_1YR                 2.633         2.633        2.633         2.633        2.633          2.633          2.633          2.633
Optional Redemption    Call (Y)     Call (Y)      Call (Y)     Call (Y)      Call (Y)      Call (Y)       Call (Y)       Call (Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

------------------------------------------------------------------------------
                           Deutsche Bank Securities
------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669
    Kumarjit Bhattacharyya                         212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

           The following is a Preliminary Term Sheet. All terms and
                      statements are subject to change.

------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

                            Countrywide Home Loans

------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                $[600,857,614]
                                (Approximate)

------------------------------------------------------------------------------

                    Alternative Loan Trust 2005-31, Group 1

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
------------------------------------------------------------------------------


                               [OBJECT OMITTED]

                               Lead Underwriter

                                June 24, 2005



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------


                  PRELIMINARY TERM SHEET DATED: June 24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                   To 10% Optional Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                                        WAL      Principal       Pmt    Interest  Pass-Through Rate    Expected
   Class     Approximate               Type            (yrs)      Window        Delay    Accrual                      Ratings (M/S)
               Size ($)                                                        (days)    Basis
   A-1        [406,706,000]       Super Senior         2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-2         [64,837,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-3         [70,731,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
    M          [17,124,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        Aa2/AA+
   B-1         [13,820,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         A2/AA
   B-2          [9,914,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        Baa2/A
   B-3         [10,515,000]        Subordinate                  Not offered hereby                  Floating(2)         NR/BB
   B-4          [4,206,000]        Subordinate                  Not offered hereby                  Floating(2)         NR/B
   B-5       [3,003,775.13]        Subordinate                  Not offered hereby                  Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
    X                 NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
   MX                 NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
-----------------------------------------------------------------------------------------------------------------------------------

   (1) The Structure is preliminary and subject to change
   (2) The pass-through rates on the Class A Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.
   (3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
   (4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
   (5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.
   (6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Overview
-----------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:        ||    The Class A-1, Class A-2, and Class A-3 Certificates (together, the "Class A Certificates"), the Class X Certificates (together with the Class A Certificates, the "Senior Certificates"), the Class M Certificates, the Class B-1, Class B-2, (together with the Class B-3, Class B-4 and
                                   Class B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class
                                   MX Certificates (together with the Class M Certificates and the Class B Certificates, the
                                   "Subordinate Certificates").

Pricing Speed:               ||    25% CPR

Depositor:                   ||    CWALT, Inc.

Master Servicer:             ||    Countrywide Home Loans Servicing, LP

Seller:                      ||    Countrywide Home Loans, Inc.

Trustee:                     ||    The Bank of New York

Cut-off Date:                ||    June 1, 2005

Closing Date:                ||    June 29, 2005

Legal Structure:             ||    REMIC

Optional Call:               ||    10% Cleanup Call

Distribution Dates:          ||    25th of each month, or next business day, commencing July 25, 2005

Accrued Interest:            ||    The price to be paid by investors for the LIBOR certificates will not include accrued interest
                                   (flat settle). The price to be paid by investors for the M-X and X certificates will include accrued interest.

Interest Accrual Period:     ||    The interest accrual period with respect to the Class A Certificates will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the
                                   Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 Basis).
                                   The interest accrual period for the Class A-R, Class X, and Class M-X will be the calendar month prior to such Distribution Date (on a 30/360 Basis).

Registration:                ||    The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form.

Federal Tax Treatment:       ||    It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                                   Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:           ||    The Class A Certificates and Class B-1, Class B-2, and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2, and Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                                   Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

Collateral:                  ||    As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                                   $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                   mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index"
                                   for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S.
                                   Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal
                                   Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)"
                                   ("One-year MTA").
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Advances:                     ||   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:        ||   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Carryover Shortfall Amounts:  ||   The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related
                                   Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution
                                   Dates.

Optional Termination          ||   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional
                                   Call Date").

Optional Termination          ||   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional
                                   Call Date").

Class X Certificates and      ||   Solely for purposes of determining distributions of principal and interest and the allocation of
Class MX Certificates              realized losses on the mortgage loans, each of the Class X and Class M-X Certificates will be
Components:                        comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class M-XP
                                   Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the
                                   Class M-X Certificates, respectively.

Shifting Interest:           ||    Until the Distribution  Date occurring in July 2015, the Subordinate  Certificates  will be locked out from receipt of unscheduled  principal (unless the Senior  Certificates are paid down to zero or the credit  enhancement  percentage  provided  by the  Subordinate  Certificates  has doubled  prior to such date as  described  below).  After  such  time and  subject  to  standard collateral  performance  triggers (as described in the prospectus  supplement),  the Subordinate
                                   Certificates will receive increasing portions of unscheduled principal.

                             ||    The unscheduled principal payment percentages on the Subordinate Certificates are as follows:
                                          Periods: Unscheduled Principal Payments (%)
                                          July 2005 - June 2015   0% Pro Rata Share
                                          July 2015 - June 2016 30% Pro Rata Share
                                          July 2016 - June 2017 40% Pro Rata Share
                                          July 2017 - June 2018 60% Pro Rata Share
                                          July 2018 - June 2019 80% Pro Rata Share
                                          July 2019 and after 100% Pro Rata Share

                             ||    However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the
                                   Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate
                                   Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments. Scheduled principal payments will be distributed pro rata to the Senior and
                                   Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate
                                   Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
                                   Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above. Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.
-----------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rate:            ||   The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                  ||   The "Net WAC Cap" for the A Certificates and the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall Amount:   ||   The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class
                                   (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount
                                   will be paid only to the extent of interest otherwise distributable to the Class X Certificates
                                   (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally only in the case of the Class A-1, and Class A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution
                                   Dates.

Adjusted Cap Rate:            ||   The "Adjusted Cap Rate" for the Class A-1, Class A-2, Class A-3 Certificates and Subordinate
                                   Certificates and for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage
                                   Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The
                                   "Adjusted Cap Rate" for the Class X Certificates and any Distribution Date shall equal the
                                   Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i)
                                   reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution
                                   Date multiplied by 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-1, Class A-2, Class A-3 and Subordinate Certificates.

Net Deferred Interest:        ||   The "Net Deferred Interest" for a Distribution Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period. For any Distribution Date, Net Deferred Interest will be allocated among the
                                   Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such
                                   Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the
                                   Class A-PO Certificates in the case of the Class X-2 Certificates).

Allocation of Losses:         ||   Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                   Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                   Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                   Realized Losses on the Mortgage Loans will be allocated first to the Class A-3 Certificates until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero, then to the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2
                                   Certificates has been reduced to zero, and then to the Class A-1 Certificates.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates, Series 2005-31              Deutsche Bank
-------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

-------------------------------------------------------------------------------
                           Deutsche Bank Securities
-------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 The following is a Preliminary Term Sheet. All terms and statements are subject to change.


-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                            Countrywide Home Loans

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               $[600,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
-------------------------------------------------------------------------------

                               [OBJECT OMITTED]

                               Lead Underwriter

                                 May 24, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   ----------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------



                   PRELIMINARY TERM SHEET DATED: May24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

------------------------------------------------------------------------------
                             Structure Overview(1)
------------------------------------------------------------------------------
                          To 10% Optional Termination
------------------------------------------------------------------------------




                                                        WAL      Principal      Pmt    Interest    Pass-Through Rate  Expected
   Class       Approximate           Type              (yrs)      Window        Delay  Accrual                        Ratings (M/S)
                 Size ($)                                                       (days)  Basis
   A-1        [279,578,000]       Super Senior         1.00    07/05 - 08/07     0     ACT/360      Floating(2)        Aaa/AAA
   A-2        [162,022,000]       Super Senior         3.23    08/07 - 02/10     0     ACT/360      Floating(2)        Aaa/AAA
   A-3        [110,400,000]      Senior Support        6.37    02/10 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
    M          [15,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
   B-1          [9.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
   B-2          [7,500,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
   B-3          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
   B-4          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
   B-5          [4,500,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
    X                 NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
   MX                 NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Structure is preliminary and subject to change
(2) The pass-through rates on the Class A Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods.
(3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
(4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
(5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.
(6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview
----------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:         ||   The Class A-1, Class A-2, and Class A-3 Certificates (together, the "Class A Certificates"), the Class X Certificates (together with the Class A Certificates, the "Senior Certificates"), the Class M Certificates, the Class B-1, Class B-2, (together with the Class B-3, Class B-4 and
                                   Class B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class
                                   MX Certificates (together with the Class M Certificates and the Class B Certificates, the
                                   "Subordinate Certificates").

Pricing Speed:                ||   25% CPR

Depositor:                    ||   CWALT, Inc.

Master Servicer:              ||   Countrywide Home Loans Servicing, LP

Seller:                       ||   Countrywide Home Loans, Inc.

Trustee:                      ||   The Bank of New York

Cut-off Date:                 ||   June 1, 2005

Closing Date:                 ||   June 24, 2005

Legal Structure:              ||   REMIC

Optional Call:                ||   10% Cleanup Call

Distribution Dates:           ||   25th of each month, or next business day, commencing July 25, 2005

Collateral:                   ||   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                                   $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage Index plus the related margin.
                                   The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected
                                   Interest Rates (H.15)" ("One-year MTA").

ERISA:                        ||   The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Advances:                     ||   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:        ||   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Cashflow Description:         ||   Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                                     1. Payments of interest, pro rata, to the Senior Certificates.

                                     2. Payments of principal to the Class A Certificates as follows: to the remaining Class A
                                        Certificates based on their aggregate outstanding principal balance until reduced to zero;
                                        provided, that payments allocable to the Class A-1, Class A-2 and Class A-3 Certificates
                                        will be made sequentially first, to the Class A-1 Certificates until reduced to zero, second, to the Class A-2 Certificates until reduced to zero and third to the Class A-3
                                        Certificates until reduced to zero.

                                     3. Payments of principal to the Class XP Component (as defined below) until its component principal balance is reduced to zero.

                                     4. Payments of interest to the Class M-X Certificates and then principal to the Class M-XP
                                        Component (as defined below) until its component principal balance is reduced to zero.

                                     5. Payments of interest and then principal, sequentially, to the Class M Certificates and then to the Class B-1 Certificates and Class B-2 Certificates in that order until reduced to zero.

                                     6. Payment of any Carryover Shortfall Amounts to the Senior Certificates, the Class M
                                        Certificates, the Class B-1 Certificates and the Class B-2 Certificates.

                                     7. Payments of interest and then principal, sequentially to the Class B-3, Class B-4 and
                                        Class B-5 Certificates in that order until reduced to zero.

                                     8. Payment of any Carryover Shortfall Amounts to the Class B-3, Class B-4 and Class B-5
                                        Certificates.

Carryover Shortfall Amounts:  ||   The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related
                                   Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution
                                   Dates.

Negative Amortization         ||   Since the mortgage loans are subject to negative amortization, the Senior Certificates and the
                                   Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by principal collections (both scheduled and unscheduled) for such period. Any negative amortization that is not offset by principal collections will be accreted pro rata to the Senior Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class.

Class X Certificates and      ||   Solely for purposes of determining distributions of principal and interest and the allocation of
Class MX Certificates              realized losses on the mortgage loans, each of the Class X and Class M-X Certificates will be
Components:                        comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class M-XP
                                   Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the
                                   Class M-X Certificates, respectively.

Shifting Interest:            ||   The Senior Certificates will be entitled to receive 100% of the net prepayments on the Mortgage
                                   Loans on any Distribution Date during the first ten years beginning on the first Distribution
                                   Date. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus
                                   70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Shifting Interest (cont.)     ||   Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage
                                   Loans 60 days or more delinquent, average over the last 6 months, as a percentage of the
                                   Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii)
                                   cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [July 2008],
                                   20% or b) after [July 2008], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

                              ||   If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinate Prepayment Percentage can be allocated to the Subordinate
                                   Certificates.

Allocation of Losses:         ||   Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                   Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                   Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                   Realized Losses on the Mortgage Loans will be allocated first to the Class A-4 Certificates until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero and then pro rata to the remaining Senior Certificates (the Class A-1, Class A-2 and Class A-3
                                   Certificates).
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        SUMMARY OF THE MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principal Balance          $600,000,000                  +/- 5%

Gross WAC                            1.375%

WAM                                  359 months                    +/- 2 months

WA LTV                               75%                           +/- 5%

Gross Margin                         3.025%                        +/- 5%

Average FICO                         703                           +/- 5%

State Concentration                  65% California                +/- 5%
-------------------------------------------------------------------------------

* As stipulated by Countrywide


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

-------------------------------------------------------------------------------
                        Deutsche Bank Securities
-------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 The following is a Preliminary Term Sheet. All terms and statements are subject to change.


-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                            Countrywide Home Loans

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               $[1,000,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
-------------------------------------------------------------------------------

                               [OBJECT OMITTED]

                               Lead Underwriter

                                 May 24, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   ----------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   ----------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------

                   PRELIMINARY TERM SHEET DATED: May24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

-------------------------------------------------------------------------------
                              Structure Overview
-------------------------------------------------------------------------------
                          To 10% Optional Termination
-------------------------------------------------------------------------------





                                                       WAL      Principal       Pmt     Interest   Pass-Through Rate  Expected
   Class       Approximate            Type            (yrs)      Window        Delay    Accrual                      Ratings (M/S)
                Size ($)                                                        (days)   Basis
 1-1-A-1      [414,000,000]       Super Senior         2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
 1-1-A-2       [66,000,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
 1-1-A-3       [72,000,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   1-M         [15,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
 1-1-B-1        [9.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
 1-1-B-2        [7,500,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
 1-1-B-3        [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
 1-1-B-4        [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
 1-1-B-5        [4,500,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO /PO                                                    Variable(4)
   1-X                NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO/                                                   Variable(6)
  1-MX                NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
-----------------------------------------------------------------------------------------------------------------------------------



   (1) The Structure is preliminary and subject to change
   (2) The pass-through rates on the Class A Certificates, the Class 1-M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.
   (3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
   (4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
   (5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class 1-M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.
   (6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class 1-M Certificates and the Class B Certificates.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  Offered Certificates:        |X| The Class 1-A-1, Class 1-A-2, and Class
                                   1-A-3 Certificates (together, the "Class A
                                   Certificates"), the Class X Certificates
                                   (together with the Class A Certificates, the "Senior Certificates"), the Class 1-M Certificates, the Class 1-B-1, Class 1-B-2, (together with the Class 1-B-3, Class 1-B-4 and Class 1-B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class MX Certificates (together with the Class 1-M Certificates and the Class B Certificates, the "Subordinate Certificates").

  Pricing Speed:               |X| 25% CPR

  Depositor:                   |X| CWALT, Inc.

  Master Servicer:             |X| Countrywide Home Loans Servicing, LP

  Seller:                      |X| Countrywide Home Loans, Inc.

  Trustee:                     |X| The Bank of New York

  Cut-off Date:                |X| June 1, 2005

  Closing Date:                |X| June 24, 2005

  Legal Structure:             |X| REMIC

  Optional Call:               |X| 10% Cleanup Call

  Distribution Dates:          |X| 25th of each month, or next business day,
                                   commencing July 25, 2005

  Accrued Interest: |X| The price to be paid by investors for the LIBOR certificates will not include accrued interest (flat settle). The price to be paid by investors for the M-X and X certificates will include accrued interest.

 Interest Accrual              |X| The interest accrual period with respect to
  Period:                          the Class A Certificates will be
                                   the period beginning with the prior
                                   Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 Basis). The interest accrual period for the Class A-R, Class X, and Class M-X will be the calendar month prior to such Distribution Date (on a 30/360 Basis).

 Registration:                 |X| The Offered Certificates (other than the
                                   Class A-R Certificates) will be made
                                   available in book-entry form through DTC.
                                   The Offered Certificates will, upon
                                   request, be made available in book-entry form.

 Federal Tax Treatment:        |X| It is anticipated that a portion
                                   of the Class A Certificates and Subordinate
                                   Certificates will be treated as REMIC
                                   regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

 ERISA Eligibility:            |X| The Class A Certificates and Class 1-B-1,
                                   Class 1-B-2, and Class 1-B-3 Certificates
                                   are expected to be ERISA eligible.
                                   Prospective investors should review with
                                   their legal advisors whether the purchase
                                   and holding of the Class A, Class 1-B-1,
                                   Class 1-B-2, and Class 1-B-3 Certificates
                                   could give rise to a transaction prohibited
                                   or not otherwise permissible under ERISA,
                                   the Internal
------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------


------------------------------------------------------------------------------
                                   Revenue Code or other similar laws. The
                                   Class A-R Certificate will not be ERISA
                                   eligible.

 Collateral:                   |X| As of the Cut-off Date, the aggregate
                                   principal balance of the Mortgage Loans is expected to be $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)" ("One-year MTA").

 -----------------------------------------------------------------------------



-------------------------------------------------------------------------------
                         Transaction Overview (Cont.)

-------------------------------------------------------------------------------

 Advances:                     |X| The Master Servicer will make cash advances
                                   with respect to delinquent payments of
                                   principal and interest on the mortgage
                                   loans to the extent the Master Servicer
                                   believes that the cash advances can be
                                   repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

 Compensating Interest:        |X| On each Distribution Date, the Master
                                   Servicer is required to cover certain
                                   interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement. Carryover Shortfall
                                   Amounts: |X| The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution Dates.

 Optional Termination:         |X| The terms of the transaction allow for an
                                   option to terminate the Offered
                                   Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

 Optional Termination:         |X| The terms of the transaction allow for an
                                   option to terminate the Offered
                                   Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

 Class X Certificates and      |X| Solely for purposes of determining
 Class M-X Certificates            distributions of principal and interest and
 Components:                       the allocation of realized losses on the
                                   mortgage loans, each of the Class X and
                                   Class M-X Certificates will be comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the
                                   "Class XP Component" and the "Class M-XP
                                   Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X
                                   Certificates and the Class M-X
                                   Certificates, respectively.

 Shifting Interest:            |X| Until the Distribution Date occurring in
                                   July 2015, the Subordinate Certificates
                                   will be locked out from receipt of
                                   unscheduled principal (unless the Senior
                                   Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                               |X| The unscheduled principal payment
                                   percentages on the Subordinate Certificates
                                   are as follows:
                                   Periods: Unscheduled
                                   Principal Payments (%)
------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------



                                     July 2005 - June 2015 0% Pro Rata Share
                                     July 2015 - June 2016 30% Pro Rata Share
                                     July 2016 - June 2017 40% Pro Rata Share
                                     July 2017 - June 2018 60% Pro Rata Share
                                     July 2018 - June 2019 80% Pro Rata Share
                                     July 2019 and after 100% Pro Rata Share


                               |X| However, if the credit enhancement
                                   percentage provided by the Subordinate
                                   Certificates has doubled from the initial
                                   credit enhancement percentage (subject to
                                   the performance triggers described in the
                                   prospectus supplement), (i) prior to the
                                   Distribution Date in July 2008, the
                                   Subordinate Certificates will be entitled
                                   to only 50% of their pro rata share of
                                   unscheduled principal payments or (ii) on
                                   or after the Distribution Date in July
                                   2008, the Subordinate Certificates will be
                                   entitled to 100% of their pro rata share of
                                   unscheduled principal payments. Scheduled
                                   principal payments will be distributed pro
                                   rata to the Senior and Subordinate
                                   Certificates. Any unscheduled principal not
                                   allocated to the Subordinate Certificates
                                   will be allocated to the Senior
                                   Certificates. In the event the current
                                   aggregate senior percentage (aggregate
                                   principal balance of the Senior
                                   Certificates, divided by the aggregate
                                   principal balance of the Mortgage Loans)
                                   exceeds the initial aggregate senior
                                   percentage (aggregate principal balance of
                                   the Senior Certificates as of the Closing
                                   Date, divided by the aggregate principal
                                   balance of the Mortgage Loans as of the
                                   Cut-off Date), the Senior Certificates will
                                   receive all unscheduled principal payments
                                   for the Mortgage Loans, regardless of any
                                   unscheduled principal payment percentages
                                   above. Unscheduled principal will generally
                                   consist of the sum of (i) liquidation
                                   proceeds, recoveries, and other unscheduled
                                   amounts and (ii) the excess if any of
                                   voluntary prepayments over Deferred
                                   Interest.
 -----------------------------------------------------------------------------
Net Mortgage Rate:             |X| The "Net Mortgage Rate" with respect to each
                                   Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                   |X| The "Net WAC Cap" for the A
                                   Certificates and the Subordinate
                                   Certificates is equal to the weighted
                                   average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall Amount:    |X| The LIBOR Certificates will be entitled to
                                   the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and
                                   (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally only in the case of the Class 1-A-1, and Class 1-A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:             |X| The "Adjusted Cap Rate" for the Class
                                   1-A-1, Class 1-A-2, Class 1-A-3
                                   Certificates and Subordinate Certificates and for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The "Adjusted Cap Rate" for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Subordinate Certificates.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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 Net Deferred Interest:        |X| The "Net Deferred Interest" for a
                                   Distribution Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period. For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class X-2 Certificates).

 Allocation of Losses:         |X| Realized Losses on the Mortgage Loans will
                                   be allocated to the most junior class of
                                   Certificates outstanding beginning with the
                                   Class 1-B-5 Certificates, until the
                                   Certificate Principal Balance of the
                                   Subordinate Certificates has been reduced
                                   to zero. Thereafter, Realized Losses on the
                                   Mortgage Loans will be allocated first to
                                   the Class 1-A-3 Certificates until the
                                   Certificate Principal Balance of the Class
                                   1-A-3 Certificates has been reduced to
                                   zero, then to the Class 1-A-2 Certificates
                                   until the Certificate Principal Balance of
                                   the Class 1-A-2 Certificates has been
                                   reduced to zero, and then to the Class
                                   1-A-1 Certificates.
 -----------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   ----------------------------------------------------------------------------



 -----------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
 -----------------------------------------------------------------------------


 ------------------------------------------------------------------------------
                        SUMMARY OF THE MORTGAGE LOANS
 ------------------------------------------------------------------------------


 Aggregate Principal Balance            $600,000,000              +/- 5%

 Gross WAC                              1.375%

 WAM                                    359 months                +/- 2 months

 WA LTV                                 75%                       +/- 5%

 Gross Margin                           3.025%                    +/- 5%

 Average FICO                           703                       +/- 5%

 State Concentration                    65% California            +/- 5%
 ------------------------------------------------------------------------------

 * As stipulated by Countrywide





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   ----------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------



                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

-------------------------------------------------------------------------------
                          Deutsche Bank Securities
-------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
-------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 The following is a Preliminary Term Sheet. All terms and statements are subject to change.


-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                            Countrywide Home Loans

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                $[400,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
-------------------------------------------------------------------------------

                               [OBJECT OMITTED]

                               Lead Underwriter

                                 June 8, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Alternative Loan Trust 2005-31                           [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ---------------------------------------------------------------------------




The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Alternative Loan Trust 2005-31                           [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ---------------------------------------------------------------------------



                  PRELIMINARY TERM SHEET DATED: June 9, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[400,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

-------------------------------------------------------------------------------
                             Structure Overview(1)
-------------------------------------------------------------------------------
                          To 10% Optional Termination
-------------------------------------------------------------------------------





                                                       WAL      Principal       Pmt    Interest  Pass-Through Rate    Expected
   Class       Approximate            Type            (yrs)      Window        Delay    Accrual                      Ratings (M/S)
               Size ($)                                                        (days)    Basis
  2-A-1       [220,800,000]       Super Senior         2.82    07/05 - 09/13     0     ACT/360      Floating(2)       Aaa/AAA
  2-A-2        [92,000,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
  2-A-3        [55,200,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   2-M         [10,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
  2-B-1         [6.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
  2-B-2         [5,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
  2-B-3         [4,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
  2-B-4         [4,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
  2-B-5         [3,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
   2-X                NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
  2-M-X               NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
-----------------------------------------------------------------------------------------------------------------------------------



(1) The Structure is preliminary and subject to change
(2) The pass-through rates on the Class A Certificates, the Class 2-M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.
(3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
(4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
(5) The Class 2-M-X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class 2-M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 2-M-X Certificates.
(6) The pass-through rate for the Class 2-M-X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class 2-M Certificates and the Class B Certificates.













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Alternative Loan Trust 2005-31                          [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------


------------------------------------------------------------------------------
                             Transaction Overview
------------------------------------------------------------------------------

Offered Certificates:    / /  The Class 2-A-1, Class 2-A-2, and Class 2-A-3
                              Certificates (together, the "Class A
                              Certificates"), the Class X Certificates
                              (together with the Class A Certificates, the
                              "Senior Certificates"), the Class 2-M
                              Certificates, the Class 2-B-1, Class 2-B-2,
                              (together with the Class 2-B-3, Class 2-B-4 and
                              Class 2-B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class 2-M-X Certificates (together with the
                              Class 2-M Certificates and the Class B
                              Certificates, the "Subordinate Certificates").

Pricing Speed:           / /  25% CPR

Depositor:               / /  CWALT, Inc.

Master Servicer:         / /  Countrywide Home Loans Servicing, LP

Seller:                  / /  Countrywide Home Loans, Inc.

Trustee:                 / /  The Bank of New York

Cut-off Date:            / /  June 1, 2005

Closing Date:            / /  June 24, 2005

Legal Structure:         / /  REMIC

Optional Call:           / /  10% Cleanup Call

Distribution Dates:      / /  25th of each month, or next business day,
                              commencing July 25, 2005

Accrued Interest:        / /  The price to be paid by investors for the LIBOR
                              certificates will not include accrued interest
                              (flat settle). The price to be paid by investors for the 2-M-X and 2-X certificates will include accrued interest.

Interest Accrual Period: / /  The interest accrual period with respect to the
                              Class A Certificates will be the period
                              beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 Basis). The interest accrual period for the Class A-R, Class 2-X, and Class 2-M-X will be the calendar month prior to such Distribution Date (on a 30/360 Basis).

 Registration:           / /  The Offered Certificates (other than the Class
                              A-R Certificates) will be made available in book-entry form through DTC. The Offered
                              Certificates will, upon request, be made available in book-entry form.

 Federal Tax Treatment:  / /  It is anticipated that a portion of the Class A
                              Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

 ERISA Eligibility:      / /  The Class A Certificates and Class 2-B-1, Class
                              2-B-2, and Class 2-B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class
                              2-B-1, Class 2-B-2, and Class 2-B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The
                              Class A-R Certificate will not be ERISA
                              eligible.

 Collateral:             / /  As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans is expected to be
                              $[600,000,000], subject to a 5% variance. The
                              Mortgage Loans will consist of 30 year
                              adjustable rate loans secured by first liens on
                              one-to four-family residential properties. The
                              mortgage rates for the Loans are generally fixed
                              for an initial period from one to three months
                              after origination. All of the mortgage loans are
                              negative amortization loans with rates that
                              adjust monthly and scheduled payments that
                              adjust annually. At the end of the initial
                              fixed-rate period, if any, each
------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Alternative Loan Trust 2005-31                          [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------

------------------------------------------------------------------------------

                              mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)" ("One-year MTA").

------------------------------------------------------------------------------
                           Transaction Overview (Cont.)
------------------------------------------------------------------------------

Advances:                / /  The Master Servicer will make cash advances with
                              respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:   / /  On each Distribution Date, the Master Servicer
                              is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Carryover Shortfall      / /  The Carryover Shortfall Amount with respect to
Amounts:                      the Certificates with floating rates will equal
                              the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest
                              Rate cap over (ii) the amount of interest such class of certificates received based on the related Net Mortgage Interest Rate, together with such amounts relating to any prior
                              Distribution Dates.

Optional Termination     / /  The terms of the transaction allow for an option
                              to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                              "Optional Call Date").

Optional Termination    / /   The terms of the transaction allow for an option
                              to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                              "Optional Call Date").

Class X Certificates and / /  Solely for purposes of determining distributions
Class 2-M-X                   of principal and interest and the allocation of
Certificates                  realized losses on the mortgage loans, each of
Components:                   the Class X and Class 2-M-X Certificates will be
                              comprised of two components: an interest-only component with the notional balances described above and a principal and interest component
                              (the "Class XP Component" and the "Class 2-M-XP
                              Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the Class 2-M-X Certificates, respectively.

Shifting Interest:       / /  Until the Distribution Date occurring in July
                              2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                              (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                              After such time and subject to standard
                              collateral performance triggers (as described in the prospectus supplement), the Subordinate
                              Certificates will receive increasing portions of unscheduled principal.

                         / / The unscheduled principal payment percentages on the Subordinate Certificates are as follows:
                              Periods: Unscheduled Principal Payments (%)
                                 July 2005 - June 2015 0% Pro Rata Share
                                 July 2015 - June 2016 30% Pro Rata Share
                                 July 2016 - June 2017 40% Pro Rata Share
                                 July 2017 - June 2018 60% Pro Rata Share
                                 July 2018 - June 2019 80% Pro Rata Share
                                 July 2019 and after 100% Pro Rata Share
                         / / However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers
------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------



-----------------------------------------------------------------------------

                              described in the prospectus supplement), (i)
                              prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments. Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above. Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.
------------------------------------------------------------------------------

Net Mortgage Rate:       / /  The "Net Mortgage Rate" with respect to each
                              Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:             / /  The "Net WAC Cap" for the A Certificates and the
                              Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall      / /  The LIBOR Certificates will be entitled to the
Amount:                       payment of an amount equal to the sum of (i) the
                              excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class
                              (without giving effect to the Net WAC Cap) over
                              (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates
                              (and any interest thereon at the Certificate
                              Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover
                              Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class
                              2-X Certificates (after the reduction due to Net
                              Deferred Interest allocable to the Class 2-X
                              Certificates) and additionally only in the case of the Class 2-A-1, and Class 2-A-2
                              Certificates, amounts available from the related
                              Yield Maintenance Agreement, on such
                              Distribution Date or future Distribution Dates.

Adjusted Cap Rate:       / /  The "Adjusted Cap Rate" for the Class 2-A-1,
                              Class 2-A-2, Class 2-A-3 Certificates and
                              Subordinate Certificates and for any
                              Distribution Date equals the related Net WAC
                              Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred
                              Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage
                              Loans as of the first day of the month prior to such Distribution Date. The "Adjusted Cap Rate" for the Class 2-X Certificates and any Distribution Date shall equal the Certificate
                              Interest Rate for the Class 2-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 2-X
                              Certificates) by substituting "Adjusted Cap
                              Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Subordinate
                              Certificates.

Net Deferred Interest:   / /  The "Net Deferred Interest" for a Distribution
                              Date is the excess, if any, of Deferred Interest
                              for the related due period over voluntary
                              principal prepayments for the related prepayment
                              period. For any Distribution Date, Net Deferred
                              Interest will be allocated among the
                              Certificates in an amount equal to the excess,
                              if any, for each such class of (i) the current
                              interest accrued at the applicable Certificate
                              Interest Rate for such class, over (ii) the
                              amount of current interest that would have
                              accrued had the Certificate Interest Rate for
                              such class equaled the related Adjusted Cap Rate
                              for such class and Distribution Date. The amount
                              of current interest allocable to each
------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   --------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                          [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------



------------------------------------------------------------------------------


                              Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class 2-X Certificates).

Allocation of Losses:    / /  Realized Losses on the Mortgage Loans will be
                              allocated to the most junior class of
                              Certificates outstanding beginning with the
                              Class 2-B-5 Certificates, until the Certificate
                              Principal Balance of the Subordinate
                              Certificates has been reduced to zero.
                              Thereafter, Realized Losses on the Mortgage
                              Loans will be allocated first to the Class 2-A-3
                              Certificates until the Certificate Principal
                              Balance of the Class 2-A-3 Certificates has been
                              reduced to zero, then to the Class 2-A-2
                              Certificates until the Certificate Principal
                              Balance of the Class 2-A-2 Certificates has been
                              reduced to zero, and then to the Class 2-A-1
                              Certificates.
------------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   --------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                          [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------



------------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                         SUMMARY OF THE MORTGAGE LOANS
-----------------------------------------------------------------------------


 Aggregate Principal Balance         $400,000,000                  +/- 5%

 Gross WAC                           1.375%

 WAM                                 359 months                    +/- 2 months

 WA LTV                              75%                           +/- 5%

 Gross Margin                        2.8875%                       +/- 5%

 Average FICO                        704                           +/- 5%

 State Concentration                 70% California                +/- 5%
 -----------------------------------------------------------------------------

* As stipulated by Countrywide






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   --------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                          [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   --------------------------------------------------------------------------

                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

------------------------------------------------------------------------------
                           Deutsche Bank Securities
------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
---------------------------------------------- -------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

           The following is a Preliminary Term Sheet. All terms and
                      statements are subject to change.

------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

                            Countrywide Home Loans

------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                $[400,000,000]
                                 (Approximate)

------------------------------------------------------------------------------

                        Alternative Loan Trust 2005-31

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
------------------------------------------------------------------------------


                         Deutsche Bank [OBJECT OMITTED]

                               Lead Underwriter

                                 June 9, 2005




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------

                  PRELIMINARY TERM SHEET DATED: June 9, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[400,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

----------------------------------------------------------------------------------------------------------------------------------
                                                     Structure Overview(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                  To 10% Optional Termination
----------------------------------------------------------------------------------------------------------------------------------
                                                      WAL       Principal      Pmt   Interest                       Expected
  Class       Approximate            Type            (yrs)       Window       Delay   Accrual     Pass-Through    Ratings (M/S)
                Size ($)                                                      (days)   Basis          Rate
 2-A-1       [220,800,000]       Super Senior         2.82    07/05 - 09/13     0     ACT/360      Floating(2)       Aaa/AAA
 2-A-2        [92,000,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
 2-A-3        [55,200,000]      Senior Support        2.82    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
  2-M         [10,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
 2-B-1         [6.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
 2-B-2         [5,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
 2-B-3         [4,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
 2-B-4         [4,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
 2-B-5         [3,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                              Senior WAC IO/PO                                                     Variable(4)
  2-X                NA(3)         Component          2.82    08/05 - 09/13     0      30/360                         Aaa/AAA
                             Subordinate WAC IO/                                                   Variable(6)
 2-M-X               NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
----------------------------------------------------------------------------------------------------------------------------------
 Total      $[600,000,000]
----------------------------------------------------------------------------------------------------------------------------------


(1) The Structure is preliminary and subject to change

(2) The pass-through rates on the Class A Certificates, the Class 2-M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.

(3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.

(4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.

(5) The Class 2-M-X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class 2-M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 2-M-X Certificates.

(6) The pass-through rate for the Class 2-M-X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class 2-M Certificates and the Class B Certificates.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                        Transaction Overview
--------------------------------------------------------------------------------------------------------------
Offered Certificates:        | |   The Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates
                                   (together, the "Class A Certificates"), the Class X Certificates
                                   (together with the Class A Certificates, the "Senior
                                   Certificates"), the Class 2-M Certificates, the Class 2-B-1,
                                   Class 2-B-2, (together with the Class 2-B-3, Class 2-B-4 and
                                   Class 2-B-5 Certificates which are not offered hereby, the "Class
                                   B Certificates") and the Class 2-M-X Certificates (together with the Class 2-M Certificates and the Class B Certificates, the
                                   "Subordinate Certificates").

Pricing Speed:               | |   25% CPR

Depositor:                   | |   CWALT, Inc.

Master Servicer:             | |   Countrywide Home Loans Servicing, LP

Seller:                      | |   Countrywide Home Loans, Inc.

Trustee:                     | |   The Bank of New York

Cut-off Date:                | |   June 1, 2005

Closing Date:                | |   June 24, 2005

Legal Structure:             | |   REMIC

Optional Call:               | |   10% Cleanup Call

Distribution Dates:          | |   25th of each month, or next business day, commencing July 25, 2005

Accrued Interest:            | |   The price to be paid by investors for the LIBOR certificates will not include accrued interest (flat settle). The price to be paid by investors for the 2-M-X and 2-X certificates will include
                                   accrued interest.

Interest Accrual Period:     | |   The interest accrual period with respect to the Class A
                                   Certificates will be the period beginning with the prior
                                   Distribution Date (or, in the case of the first Distribution
                                   Date, the Closing Date) and ending on the day prior to such
                                   Distribution Date (on an Actual/360 Basis). The interest accrual period for the Class A-R, Class 2-X, and Class 2-M-X will be the calendar month prior to such Distribution Date (on a 30/360
                                   Basis).

Registration:                | |   The Offered Certificates (other than  the Class A-R Certificates)
                                   will be made available in book-entry form through DTC. The Offered
                                   Certificates will, upon request, be made available in book-entry form.

Federal Tax Treatment:       | |   It is anticipated that a portion of the Class A Certificates and
                                   Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:           | |   The Class A Certificates and Class 2-B-1, Class 2-B-2, and Class
                                   2-B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class 2-B-1, Class 2-B-2, and Class 2-B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                                   Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

Collateral:                  | |   As of the Cut-off Date, the aggregate principal balance of the
                                   Mortgage Loans is expected to be $[600,000,000], subject to a 5%
                                   variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family
                                   residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative
                                   amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial
                                   fixed-rate period, if any, each

--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                    Transaction Overview (Cont.)
--------------------------------------------------------------------------------------------------------------
                                   mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the
                                   Mortgage Loans is the twelve-month average monthly yield on U.S.
                                   Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve
                                   Statistical Release "Selected Interest Rates (H.15)" ("One-year
                                   MTA").

Advances:                    | |   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:       | |   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain
                                   prepayments as more fully described in the prospectus supplement.

Carryover Shortfall Amounts: | |   The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related
                                   Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related Net
                                   Mortgage Interest Rate, together with such amounts relating to any prior Distribution Dates.

Optional Termination         | |   The terms of the transaction allow for an option to terminate the
                                   Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date (the "Optional Call Date").

Optional Termination         | |   The terms of the transaction allow for an option to terminate the
                                   Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date (the "Optional Call Date").

Class X Certificates and     | |   Solely for purposes of determining distributions of principal and
Class 2-M-X Certificates           interest and the allocation of realized losses on the mortgage
Components:                        loans, each of the Class X and Class 2-M-X Certificates will be comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class 2-M-XP
                                   Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the Class
                                   2-M-X Certificates, respectively.

Shifting Interest:           | |   Until the Distribution Date occurring in July 2015, the
                                   Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the
                                   Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard
                                   collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                             | |   The unscheduled principal payment percentages on the Subordinate
                                   Certificates are as follows:

                                           Periods: Unscheduled Principal Payments (%)
                                           July 2005 - June 2015   0% Pro Rata Share
                                           July 2015 - June 2016 30% Pro Rata Share
                                           July 2016 - June 2017 40% Pro Rata Share
                                           July 2017 - June 2018 60% Pro Rata Share
                                           July 2018 - June 2019 80% Pro Rata Share
                                           July 2019 and after   100% Pro Rata Share

                             | |   However, if the credit enhancement percentage provided by the
                                   Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers

--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------




                                   described in the prospectus supplement), (i) prior to the
                                   Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in
                                   July 2008, the Subordinate Certificates will be entitled to 100%
                                   of their pro rata share of unscheduled principal payments.
                                   Scheduled principal payments will be distributed pro rata to the
                                   Senior and Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior
                                   Certificates, divided by the aggregate principal balance of the
                                   Mortgage Loans) exceeds the initial aggregate senior percentage
                                   (aggregate principal balance of the Senior Certificates as of the
                                   Closing Date, divided by the aggregate principal balance of the
                                   Mortgage Loans as of the Cut-off Date), the Senior Certificates
                                   will receive all unscheduled principal payments for the Mortgage
                                   Loans, regardless of any unscheduled principal payment
                                   percentages above. Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Net Mortgage Rate:           | |   The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%)
                                   and the trustee fee rate.

Net WAC Cap:                 | |   The "Net WAC Cap" for the A Certificates and the Subordinate
                                   Certificates is equal to the weighted average of the Net Mortgage
                                   Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall Amount:  | |   The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a)
                                   interest accrued at the Certificate Interest Rate for such Class
                                   (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such
                                   Class without giving effect to the Net WAC Cap) (together, the
                                   "Carryover Shortfall Amount"). The Carryover Shortfall Amount
                                   will be paid only to the extent of interest otherwise
                                   distributable to the Class 2-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 2-X
                                   Certificates) and additionally only in the case of the Class
                                   2-A-1, and Class 2-A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:           | |   The "Adjusted Cap Rate" for the Class 2-A-1, Class 2-A-2, Class
                                   2-A-3 Certificates and Subordinate Certificates and for any
                                   Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net
                                   Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the
                                   Mortgage Loans for such Distribution Date, and (b) 12, divided by
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The
                                   "Adjusted Cap Rate" for the Class 2-X Certificates and any
                                   Distribution Date shall equal the Certificate Interest Rate for the Class 2-X Certificates, computed for this purposes by (i)
                                   reducing the weighted average Net Mortgage Rate of the Mortgage
                                   Loans by a per annum rate equal to the quotient of (a) the Net
                                   Deferred Interest on the Mortgage Loans for such Distribution
                                   Date multiplied by 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 2-X Certificates) by substituting "Adjusted Cap Rate"
                                   for "Net WAC Cap" in the definition of pass-through rate for each of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Subordinate
                                   Certificates.

Net Deferred Interest:       | |   The "Net Deferred Interest" for a Distribution Date is the
                                   excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period. For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution
                                   Date. The amount of current interest allocable to each

Allocation of Losses:        | |   Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the
                                   Class 2-B-5 Certificates, until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.
                                   Thereafter, Realized Losses on the Mortgage Loans will be
                                   allocated first to the Class 2-A-3 Certificates until the
                                   Certificate Principal Balance of the Class 2-A-3 Certificates has
                                   been reduced to zero, then to the Class 2-A-2 Certificates until the Certificate Principal Balance of the Class 2-A-2 Certificates
                                   has been reduced to zero, and then to the Class 2-A-1
                                   Certificates.


--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------



                                   Class of Certificates will be reduced by the amount of Net
                                   Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class 2-X Certificates).

Allocation of Losses:        | |   Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the
                                   Class 2-B-5 Certificates, until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.
                                   Thereafter, Realized Losses on the Mortgage Loans will be
                                   allocated first to the Class 2-A-3 Certificates until the
                                   Certificate Principal Balance of the Class 2-A-3 Certificates has
                                   been reduced to zero, then to the Class 2-A-2 Certificates until the Certificate Principal Balance of the Class 2-A-2 Certificates
                                   has been reduced to zero, and then to the Class 2-A-1
                                   Certificates.


--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------



  --------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF THE COLLATERAL*
  --------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------
                              SUMMARY MORTGAGE LOANS STATISTICS, AS OF THE CUTOFF DATE
  --------------------------------------------------------------------------------------------------
                                           Average/Total         Minimum              Maximum
  Scheduled Principal Balance               $400,000,00           $63,000            $3,000,000

  Average Scheduled Balance                  $389,924

  Number of Mortgage Loans                     1,026

  Weighted Average GWAC                       1.375%               1.00%               6.875%

  Weighted Average FICO                         704                 601                  816

  Weighted Average LTV                          75%                8.2%                 95.9%

  Weighted Average Original Term                360                 360                  360

  Weighted Average Remaining Term               360                 357                  360

  Weighted Average Seasoning                     0                   3                    0

  Weighted Average Gross Margin               2.8875%              1.95%               4.375%

  Weighted Average Minimum Rate               2.8875%              1.95%               4.375%

  Weighted Average Maximum Rate                9.95%               9.95%                9.95%

  Weighted Average Months to Roll                1                   1                    3

  Weighted Average Neg Am Limit                115%                110%                 115%

  Weighted Average Payment Cap                 7.5%                7.5%                 7.5%

  Weighted Average Recast                    60 months           60 months            60 months

  Maturity                                  July 1 2035        April 1 2035          July 1 2035

  1YR MTA Neg Am ARM                           100%

  Not Interest Only                            100%

  Prepay Penalty: 0 Months                      25%
  Prepay Penalty: 12 Months                     75%
  Prepay Penalty: 36 Months                     0%

  --------------------------------------------------------------------------------------------------

* As stipulated by Countrywide




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------



Class 2-A-1 To Optional Call Date

Speed                        10 CPR      15 CPR       20 CPR      25 CPR       30 CPR      40 CPR      50 CPR       60 CPR

WAL                          6.77        4.75         3.59        2.82         2.3         1.62        1.21         0.92
Mod Durn                     5.665        4.179       3.255        2.618       2.163        1.555       1.178        0.907
                            Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -      Jul05 -     Jul05 -      Jul05 -
Principal Window             Oct22        Jan18       Jan15        Jan13       Sep11        Nov09       Oct08        Dec07

LIBOR_1MO                     3.19        3.19         3.19        3.19         3.19        3.19        3.19         3.19
MTA_1YR                      2.633        2.633       2.633        2.633       2.633        2.633       2.633        2.633
Optional Redemption         Call (Y)    Call (Y)     Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-31
Mortgage Pass-Through Certificates,
Series 2005-31                                     Deutsche Bank [Logo omitted]
-------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:


--------------------------------------------------------------------
                           Deutsche Bank Securities
--------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669
    Kumarjit Bhattacharyya                         212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
--------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                             Countrywide Home Loans

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 $[600,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------


                         Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                      Countrywide Home Loans Servicing LLP
                               (Master Servicer)

-------------------------------------------------------------------------------





                          Deutsche Bank [LOGO OMITTED]


                                Lead Underwriter

                                  May 24, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. 8

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                   PRELIMINARY TERM SHEET DATED: May24, 2005

                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change


-----------------------------------------------------------------------------------------------------------------------------------
                                            Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                          To 10% Optional Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                                        WAL      Principal       Pmt    Interest    Pass-Through     Expected
   Class     Approximate               Type            (yrs)      Window        Delay    Accrual        Rate        Ratings (M/S)
               Size ($)                                                        (days)    Basis
   A-1        [223,795,000]       Super Senior         1.00    07/05 - 08/07     0     ACT/360      Floating(2)       Aaa/AAA
   A-2        [108,497,000]       Super Senior         3.00    08/07 - 07/09     0     ACT/360      Floating(2)        Aaa/AAA
   A-3        [109,308,000]       Super Senior         5.96    07/09 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-4        [110,400,000]      Senior Support        2.72    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
    M          [15,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
   B-1          [9.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
   B-2          [7,500,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
   B-3          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
   B-4          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
   B-5          [4,500,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
    X                 NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
   MX                 NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
-----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
-----------------------------------------------------------------------------------------------------------------------------------


   (1) The Structure is preliminary and subject to change

   (2) The pass-through rates on the Class A Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods.

   (3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.

   (4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.

   (5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.

   (6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

                             Transaction Overview

Offered Certificates:        | |  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (together, the "Class A
                                  Certificates"), the Class X Certificates (together with the Class A Certificates, the "Senior
                                  Certificates"), the Class M Certificates, the Class B-1, Class B-2, (together with the Class
                                  B-3, Class B-4 and Class B-5 Certificates which are not offered hereby, the "Class B
                                  Certificates") and the Class MX Certificates (together with the Class M Certificates and the
                                  Class B Certificates, the "Subordinate Certificates").

Pricing Speed:               | |  25% CPR

Depositor:                   | |  CWALT, Inc.

Master Servicer:             | |  Countrywide Home Loans Servicing, LP

Seller:                      | |  Countrywide Home Loans, Inc.

Trustee:                     | |  The Bank of New York

Cut-off Date:                | |  June 1, 2005

Closing Date:                | |  June 24, 2005

Legal Structure:             | |  REMIC

Optional Call:               | |  10% Cleanup Call

Distribution Dates:          | |  25th of each month, or next business day, commencing July 25, 2005

Collateral:                  | |  As of the Cut-off Date,  the aggregate  principal  balance of the Mortgage Loans is expected to be $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties.
                                  The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage
                                  Index plus the related margin. The "Mortgage Index" for the mortgage rates for the
                                  Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)" ("One-year MTA").

ERISA:                       | |  The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Offered
                                  Certificates could give rise to a transaction prohibited or not otherwise permissible under
                                  ERISA, the code or other similar laws.

Advances:                    | |  The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:       | |  On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.
-----------------------------------------------------------------------------------------------------------------------------------









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                          Transaction Overview (Cont.)

Cashflow Description:        | |  Distributions  on the  Certificates  will be made on the  25th day of each  month  (or next business day). The payments to the  Certificates,  to the extent of the available funds, will be made according to the following priority:

                                  1.    Payments of interest, pro rata, to the Senior Certificates.
                                  2.    Payments of principal to the Class A Certificates as follows: Pro rata, to the Class A-4
                                        Certificates based on their outstanding principal balance and to the remaining Class A,
                                        Certificates based on their aggregate outstanding principal balance until reduced to zero; provided, that payments allocable to the Class A-1, Class A-2 and Class A-3
                                        Certificates will be made sequentially first, to  the Class A-1 Certificates until reduced to zero, second, to the Class A-2 Certificates until reduced to zero and third to the Class A-3 Certificates until reduced to zero.
                                  3.    Payments of principal to the Class XP Component (as defined below) until its component principal balance is reduced to zero.
                                  4.    Payments of interest to the Class M-X Certificates and then principal to the Class M-XP
                                        Component (as defined below) until its component principal balance is reduced to zero.
                                  5.    Payments of interest and then principal, sequentially, to the Class M Certificates and then to the Class B-1 Certificates and Class B-2 Certificates in that order until reduced to zero.
                                  6.    Payment of any Carryover Shortfall Amounts to the Senior Certificates, the Class M
                                        Certificates, the Class B-1 Certificates and the Class B-2 Certificates.
                                  7.    Payments of interest and then principal, sequentially to the Class B-3, Class B-4 and
                                        Class B-5 Certificates in that order until reduced to zero.
                                  8.    Payment of any Carryover Shortfall Amounts to the Class B-3, Class B-4 and Class B-5
                                        Certificates.

Carryover Shortfall Amounts: | |  The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage
                                  Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution Dates.

Negative Amortization        | |  Since the mortgage loans are subject to negative amortization,  the Senior Certificates and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by principal collections (both scheduled and unscheduled) for such period. Any negative amortization that is not offset by principal collections will be accreted pro rata to the Senior Certificates and the Subordinate
                                  Certificates based on the amount of interest due but not paid with regard to each such class.

Class X Certificates and     | |  Solely for purposes of determining distributions of principal and interest and the
Class MX Certificates             allocation of realized losses on the mortgage loans, each of the Class X and Class M-X
Components:                       Certificates will be comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class M-XP Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the Class M-X Certificates, respectively.

Shifting Interest:           | |  The Senior Certificates will be entitled to receive 100% of the net prepayments on the
                                  Mortgage Loans on any Distribution Date during the first ten years beginning on the first
                                  Distribution Date. The Senior Prepayment Percentage can be reduced to the related Senior
                                  Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current
                                  Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii)
                                  cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                              Transaction Overview (Cont.)

Shifting Interest (cont.)    | |  Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the
                                  Mortgage Loans 60 days or more delinquent, average over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and
                                  (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to
                                  [July 2008], 20% or b) after [July 2008], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

                             | |  If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinate Prepayment Percentage can be allocated to the
                                  Subordinate Certificates.

Allocation of Losses:        | |  Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                  Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                  Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                  Realized Losses on the Mortgage Loans will be allocated first to the Class A-4 Certificates until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero and then pro rata to the remaining Senior Certificates (the Class A-1, Class A-2 and
                                  Class A-3 Certificates).
----------------------------------------------------------------------------------------------------------------------------------





















This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
-------------------------------------------------------------------------------


                         SUMMARY OF THE MORTGAGE LOANS

Aggregate Principal Balance               $600,000,000            +/- 5%

Gross WAC                                 1.375%

WAM                                       359 months              +/- 2 months

WA LTV                                    75%                     +/- 5%

Gross Margin                              3.025%                  +/- 5%

Average FICO                              703                     +/- 5%

State Concentration                       65% California          +/- 5%
-------------------------------------------------------------------------------

* As stipulated by Countrywide













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------



                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------


------------------------------------------------------------------------------
                           Deutsche Bank Securities

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
------------------------------------------------------------------------------






















This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

 The following is a Preliminary Term Sheet. All terms and statements are subject to change.


-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                            Countrywide Home Loans

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               $[600,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                        Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
-------------------------------------------------------------------------------

                        Deutsche Bank [OBJECT OMITTED]

                               Lead Underwriter

                                 May 24, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

   ----------------------------------------------------------------------------
   Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
   Mortgage Pass-Through Certificates, Series 2005-31
   ----------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------



                   PRELIMINARY TERM SHEET DATED: May24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

------------------------------------------------------------------------------
                             Structure Overview(1)
------------------------------------------------------------------------------
                          To 10% Optional Termination
------------------------------------------------------------------------------




                                                        WAL      Principal      Pmt    Interest    Pass-Through Rate  Expected
   Class       Approximate           Type              (yrs)      Window        Delay  Accrual                        Ratings (M/S)
                 Size ($)                                                       (days)  Basis
   A-1        [414,000,000]       Super Senior         2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-2        [138,000,000]       Senior Support       2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
    M          [15,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
   B-1          [9.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
   B-2          [7,500,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
   B-3          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
   B-4          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
   B-5          [4,500,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
    X                 NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
   MX                 NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
---------- ----------------- ------------------------ ------- ---------------- ------ ----------- ---------------- ----------------
  Total      $[600,000,000]
---------- ----------------- ------------------------ ------- ---------------- ------ ----------- ---------------- ----------------


(1) The Structure is preliminary and subject to change
(2) The pass-through rates on the Class A Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods.
(3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
(4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
(5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.
(6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview
----------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:         ||   The Class A-1, Class A-2, and Class A-3 Certificates (together, the "Class A Certificates"), the Class X Certificates (together with the Class A Certificates, the "Senior Certificates"), the Class M Certificates, the Class B-1, Class B-2, (together with the Class B-3, Class B-4 and
                                   Class B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class
                                   MX Certificates (together with the Class M Certificates and the Class B Certificates, the
                                   "Subordinate Certificates").

Pricing Speed:                ||   25% CPR

Depositor:                    ||   CWALT, Inc.

Master Servicer:              ||   Countrywide Home Loans Servicing, LP

Seller:                       ||   Countrywide Home Loans, Inc.

Trustee:                      ||   The Bank of New York

Cut-off Date:                 ||   June 1, 2005

Closing Date:                 ||   June 24, 2005

Legal Structure:              ||   REMIC

Optional Call:                ||   10% Cleanup Call

Distribution Dates:           ||   25th of each month, or next business day, commencing July 25, 2005

Collateral:                   ||   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                                   $[600,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage Index plus the related margin.
                                   The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected
                                   Interest Rates (H.15)" ("One-year MTA").

ERISA:                        ||   The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Advances:                     ||   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:        ||   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Cashflow Description:         ||   Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                                     1. Payments of interest, pro rata, to the Senior Certificates.

                                     2. Payments of principal to the Class A Certificates as follows: to the remaining Class A
                                        Certificates based on their aggregate outstanding principal balance until reduced to zero;
                                        provided, that payments allocable to the Class A-1, Class A-2 and Class A-3 Certificates
                                        will be made sequentially first, to the Class A-1 Certificates until reduced to zero, second, to the Class A-2 Certificates until reduced to zero and third to the Class A-3
                                        Certificates until reduced to zero.

                                     3. Payments of principal to the Class XP Component (as defined below) until its component principal balance is reduced to zero.

                                     4. Payments of interest to the Class M-X Certificates and then principal to the Class M-XP
                                        Component (as defined below) until its component principal balance is reduced to zero.

                                     5. Payments of interest and then principal, sequentially, to the Class M Certificates and then to the Class B-1 Certificates and Class B-2 Certificates in that order until reduced to zero.

                                     6. Payment of any Carryover Shortfall Amounts to the Senior Certificates, the Class M
                                        Certificates, the Class B-1 Certificates and the Class B-2 Certificates.

                                     7. Payments of interest and then principal, sequentially to the Class B-3, Class B-4 and
                                        Class B-5 Certificates in that order until reduced to zero.

                                     8. Payment of any Carryover Shortfall Amounts to the Class B-3, Class B-4 and Class B-5
                                        Certificates.

Carryover Shortfall Amounts:  ||   The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related
                                   Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution
                                   Dates.

Negative Amortization         ||   Since the mortgage loans are subject to negative amortization, the Senior Certificates and the
                                   Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by principal collections (both scheduled and unscheduled) for such period. Any negative amortization that is not offset by principal collections will be accreted pro rata to the Senior Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class.

Class X Certificates and      ||   Solely for purposes of determining distributions of principal and interest and the allocation of
Class MX Certificates              realized losses on the mortgage loans, each of the Class X and Class M-X Certificates will be
Components:                        comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class M-XP
                                   Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the
                                   Class M-X Certificates, respectively.

ShiftingInterest:             ||   The Senior Certificates will be entitled to receive 100% of the net prepayments on the Mortgage
                                   Loans on any Distribution Date during the first ten years beginning on the first Distribution
                                   Date. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus
                                   70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------

Shifting Interest (cont.)     ||   Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage
                                   Loans 60 days or more delinquent, average over the last 6 months, as a percentage of the
                                   Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii)
                                   cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [July 2008],
                                   20% or b) after [July 2008], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

                              ||   If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinate Prepayment Percentage can be allocated to the Subordinate
                                   Certificates.

Allocation of Losses:         ||   Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                   Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                   Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                   Realized Losses on the Mortgage Loans will be allocated first to the Class A-4 Certificates until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero and then pro rata to the remaining Senior Certificates (the Class A-1, Class A-2 and Class A-3
                                   Certificates).
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        SUMMARY OF THE MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principal Balance          $600,000,000                  +/- 5%

Gross WAC                            1.375%

WAM                                  359 months                    +/- 2 months

WA LTV                               75%                           +/- 5%

Gross Margin                         3.025%                        +/- 5%

Average FICO                         703                           +/- 5%

State Concentration                  65% California                +/- 5%
-------------------------------------------------------------------------------

* As stipulated by Countrywide


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                             [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

-------------------------------------------------------------------------------
                        Deutsche Bank Securities
-------------------------------------------------------------------------------

    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                             Countrywide Home Loans

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 $[600,000,000]
                                 (Approximate)
-------------------------------------------------------------------------------


                         Alternative Loan Trust 2005-31

-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                      Countrywide Home Loans Servicing LLP
                               (Master Servicer)

-------------------------------------------------------------------------------





                          Deutsche Bank [LOGO OMITTED]


                                Lead Underwriter

                                  May 24, 2005






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------



                   PRELIMINARY TERM SHEET DATED: May24, 2005
                                  CWALT, INC.
                        Alternative Loan Trust 2005-31
                         $[600,000,000] (Approximate)
                       Subject to a variance of up to 5%
                All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------------------------
                            Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                          To 10% Optional Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                                        WAL      Principal       Pmt    Interest  Pass-Through        Expected
   Class     Approximate               Type            (yrs)      Window        Delay    Accrual       Rate           Ratings (M/S)
               Size ($)                                                        (days)    Basis
   A-1        [414,000,000]       Super Senior         2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-2         [66,000,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
   A-3         [72,000,000]      Senior Support        2.73    07/05 - 09/13     0     ACT/360      Floating(2)        Aaa/AAA
    M          [15,000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/AA
   B-1          [9.000,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)         NR/A
   B-2          [7,500,000]        Subordinate         5.60    07/05 - 09/13     0      30/360      Floating(2)        NR/BBB
   B-3          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/BB
   B-4          [6,000,000]        Subordinate                    Not offered hereby                Floating(2)         NR/B
   B-5          [4,500,000]        Subordinate                    Not offered hereby                Floating(2)         NR/NR
                               Senior WAC IO / PO                                                   Variable(4)
    X                 NA(3)         Component          2.72    08/05 - 09/13     0      30/360                         Aaa/AAA
                              Subordinate WAC IO /                                                  Variable(6)
   MX                 NA(5)       PO Component         5.60    08/05 - 09/13     0      30/360                         NR/AAA
----------------------------------------------------------------------------------------------------------------------------------
  Total      $[600,000,000]
----------------------------------------------------------------------------------------------------------------------------------

   (1) The Structure is preliminary and subject to change

   (2) The pass-through rates on the Class A Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. After the Optional Termination Date, the margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.

   (3) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.

   (4) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
   (5) The Class MX Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class MX Certificates.

   (6) The pass-through rate for the Class MX Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                             Transaction Overview

Offered Certificates:        | |  The Class A-1, Class A-2, and Class A-3 Certificates (together, the "Class A Certificates"), the
                                  Class X Certificates (together with the Class A Certificates, the "Senior Certificates"), the Class M Certificates, the Class B-1, Class B-2, (together with the Class B-3, Class B-4 and Class B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class MX Certificates (together with the Class M Certificates and the Class B
                                  Certificates, the "Subordinate Certificates").

Pricing Speed:               | |  25% CPR

Depositor:                   | |  CWALT, Inc.

Master Servicer:             | |  Countrywide Home Loans Servicing, LP

Seller:                      | |  Countrywide Home Loans, Inc.

Trustee:                     | |  The Bank of New York

Cut-off Date:                | |  June 1, 2005

Closing Date:                | |  June 24, 2005

Legal Structure:             | |  REMIC

Optional Call:               | |  10% Cleanup Call

Distribution Dates:          | |  25th of each month, or next business day, commencing July 25, 2005

Accrued Interest:            | |  The price to be paid by investors for the LIBOR certificates will not include accrued interest (flat settle). The price to be paid by investors for the M-X and X certificates will include accrued interest.

Interest Accrual Period:     | |  The interest accrual period with respect to the Class A Certificates will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360
                                  Basis). The interest accrual period for the Class A-R, Class X, and Class M-X will be the calendar month prior to such Distribution Date (on a 30/360 Basis).

Registration:                | |  The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form.

Federal Tax Treatment:       | |  It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                                  Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:           | |  The Class A Certificates and Class B-1, Class B-2, and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2, and Class B-3 Certificates
                                  could give rise to a transaction prohibited or not otherwise permissible under ERISA, the
                                  Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

Collateral:                  | |  As of the Cut-off Date,  the aggregate  principal  balance of the Mortgage Loans is expected to be $[600,000,000],  subject to a 5%  variance.  The  Mortgage  Loans will  consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties.
                                  The mortgage  rates for the Loans are generally  fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                  mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage
                                  Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest
                                  Rates (H.15)" ("One-year MTA").
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Advances:                    | |  The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:       | |  On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Carryover Shortfall Amounts: | |  The Carryover Shortfall Amount with respect to the Certificates with floating rates will equal the excess of (i) the amount of interest such class of certificates would have been entitled to receive had its pass-through rate not been subject to the related Net Mortgage
                                  Interest Rate cap over (ii) the amount of interest such class of certificates received based on the related Net Mortgage Interest Rate, together with such amounts relating to any prior Distribution Dates.

Optional Termination         | |  The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than
                                  10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                                  "Optional Call Date").

Optional Termination         | |  The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than
                                  10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                                  "Optional Call Date").

Class X Certificates and     | |  Solely for purposes of determining distributions of principal and interest and the
Class MX Certificates             allocation of realized losses on the mortgage loans, each of the Class X and Class M-X
Components:                       Certificates will be comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component"
                                  and the "Class M-XP Component", respectively) with a principal balance (initially, zero)
                                  that will increase depending on the amount of deferred interest allocated to the Class X
                                  Certificates and the Class M-X Certificates, respectively.

Shifting Interest:           | |  Until the Distribution  Date occurring in July 2015, the Subordinate  Certificates  will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the
                                  Subordinate Certificates will receive increasing portions of unscheduled principal.

                             | |  The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                      Periods: Unscheduled Principal Payments (%)
                                      July 2005 - June 2015   0% Pro Rata Share
                                      July 2015 - June 2016 30% Pro Rata Share
                                      July 2016 - June 2017 40% Pro Rata Share
                                      July 2017 - June 2018 60% Pro Rata Share
                                      July 2018 - June 2019 80% Pro Rata Share
                                      July 2019 and after 100% Pro Rata Share

                             | |  However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------



                                  described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the
                                  Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments. Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate
                                  Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.
                                  Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.
----------------------------------------------------------------------------------------------------------------------------------
Net Mortgage Rate:           | |  The "Net  Mortgage  Rate" with respect to each  Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:                 | |  The "Net WAC Cap" for the A Certificates and the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall Amount:  | |  The LIBOR  Certificates  will be entitled  to the payment of an amount  equal to the sum of
                                  (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such
                                  Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous
                                  Distribution Dates (and any interest thereon at the Certificate Interest Rate for such
                                  Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall
                                  Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net
                                  Deferred Interest allocable to the Class X Certificates) and additionally only in the case of the Class A-1, and Class A-2 Certificates, amounts available from the related Yield
                                  Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:           | |  The "Adjusted Cap Rate" for the Class A-1, Class A-2, Class A-3 Certificates and
                                  Subordinate Certificates and for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred
                                  Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The "Adjusted Cap Rate" for the Class X Certificates and any
                                  Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates,
                                  computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the
                                  Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal lance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting "Adjusted Cap
                                  Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-1,
                                  Class A-2, Class A-3 and Subordinate Certificates.

Net Deferred Interest:       | |  The "Net Deferred Interest" for a Distribution Date is the excess, if any, of Deferred
                                  Interest for the related due period over voluntary principal prepayments for the related prepayment period. For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over
                                  (ii) the amount of current interest that would have accrued had the Certificate Interest
                                  Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution
                                  Date. The amount of current interest allocable to each



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                                  Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class X-2 Certificates).

Allocation of Losses:        | |  Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                  Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                  Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                  Realized Losses on the Mortgage Loans will be allocated first to the Class A-3 Certificates until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero, then to the Class A-2 Certificates until the Certificate Principal Balance of the
                                  Class A-2 Certificates has been reduced to zero, and then to the Class A-1 Certificates.
----------------------------------------------------------------------------------------------------------------------------------














This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        DESCRIPTION OF THE COLLATERAL*
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                        SUMMARY OF THE MORTGAGE LOANS
------------------------------------------------------------------------------


Aggregate Principal Balance               $600,000,000            +/- 5%

Gross WAC                                 1.375%

WAM                                       359 months              +/- 2 months

WA LTV                                    75%                     +/- 5%

Gross Margin                              3.025%                  +/- 5%

Average FICO                              703                     +/- 5%

State Concentration                       65% California          +/- 5%
------------------------------------------------------------------------------

* As stipulated by Countrywide




























This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

------------------------------------------------------------------------------
Alternative Loan Trust 2005-31                    Deutsche Bank [LOGO OMITTED]
Mortgage Pass-Through Certificates, Series 2005-31
------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------


------------------------------------------------------------------------------
                           Deutsche Bank Securities
------------------------------------------------------------------------------


    WL ARM Trading
    --------------
    Adam Yarnold                                   212-250-2669
    Charles Lenfest                                212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    Erica Pak                                      212-250-2247
    John Napoli                                    212-250-0993
-----------------------------------------------------------------------------




















This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.